Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
(6)	Property, Plant and Equipment

A summary of property, plant and equipment at December 31, 2011 and 2010 (in thousands) is as follows:

	2011	2010
Buildings, improvements and leasehold improvements	$139,432	$127,725
Marine vessels and equipment	417,413	499,398
Machinery and equipment	1,596,580	1,248,318
Automobiles, trucks, tractors and trailers	38,770	31,934
Furniture and fixtures	40,575	35,124
Construction-in-progress	171,108	83,694
Land	29,518	24,223
Oil and gas producing assets	44,109	34,336

	2,477,505	2,084,752
Accumulated depreciation and depletion	(970,137)	(771,602)

Property, plant and equipment, net	$1,507,368	$1,313,150

In connection with the review for impairment of long-lived assets in accordance with authoritative guidance, the Company recorded approximately $35.8 million as a reduction in the value of property, plant and equipment during the year ended December 31, 2011 as the indicated valuation from the buyers was less than the carrying value of certain marine assets. During 2010, the Company recorded a reduction in the value of assets totaling $32.0 million in connection with liftboat components primarily related to partially completed liftboats. During 2009, the Company recorded approximately $119.8 million as a reduction in the value of property, plant and equipment during the year ended December 31, 2009 primarily related to assets servicing the U.S. land market area.

The Company had approximately $23.2 million and $22.7 million of leasehold improvements at December 31, 2011 and 2010, respectively. These leasehold improvements are depreciated over the shorter of the life of the asset or the term of the lease using the straight line method. Depreciation expense (excluding depletion, amortization and accretion) was approximately $224.6 million, $207.7 million, $202.8 million for the years ended December 31, 2011, 2010 and 2009, respectively, which includes amounts recorded within income (loss) from discontinued operations on the consolidated statement of operations.

Capital Lease

Hallin is the lessee of a dynamically positioned subsea vessel under a capital lease expiring in 2019 with a 2 year renewal option. Hallin owns a 5% equity interest in the entity that owns this leased asset. The entity owning this vessel had $28.9 million of debt as of December 31, 2011, all of which was non-recourse to the Company. The amount of the asset and liability under this capital lease is recorded at the present value of the lease payments. This vessel is depreciated using the units-of-production method based on the utilization of the vessel and is subject to a minimum amount of annual depreciation. The units-of-production method is used for this vessel because depreciation occurs primarily through use rather than through the passage of time. The vessel’s gross asset value under the capital lease was approximately $37.6 million at inception and depreciation expense was approximately $4.2 million for the year ending December 31, 2011 and $3.8 million from the date of acquisition through December 31, 2010. At December 31, 2011 and 2010, the Company had approximately $29.5 million and $33.0 million, respectively, included in other long-term liabilities, and approximately $3.6 million and $3.2 million, respectively, included in accounts payable related to the obligations under this capital lease. The future minimum lease payments under this capital lease are approximately $3.6 million, $3.9 million, $4.2 million, $4.6 million and $5.0 million in the years ending December 31, 2012, 2013, 2014, 2015 and 2016, respectively, exclusive of interest at an annual rate of 8.5%. For each of the years ended December 31, 2011 and 2010, the Company recorded interest expense of approximately $3.0 million in connection with this capital lease.